UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2012

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-34691 (Commission File Number)	55-0886410 (I.R.S. Employer Identification No.)

One Federal Street, Floor 30 Boston, MA (Address of principal executive offices)	02110 (Zip code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Atlantic Power Corporation (the “Company”) previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 under “Part II — Item 5. Other Information” that, on November 4, 2011, it entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) among the Company, certain subsidiaries and its senior credit facility lenders (the “Lenders”). A copy of the Amended and Restated Credit Agreement is attached hereto as Exhibit 10.6 and incorporated by reference herein.

On November 19, 2012, the Company entered into a consent (the “Consent”) whereby the Lenders agreed to waive certain requirements in the Amended and Restated Credit Agreement. The Consent will accommodate the possibility of certain asset sales for certain Florida projects by permitting inclusion of the disposed assets’ trailing twelve months EBITDA for covenant calculations, provided that such asset sales are consummated prior to June 30, 2013 and certain other conditions are met. This description does not purport to be complete and is qualified in its entirety by reference to the Consent, which is attached hereto as Exhibit 10.7 and incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included or incorporated by reference in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.6

Amended and restated credit agreement, dated as of November 4, 2011, among Atlantic Power Corporation, Atlantic Power Generation, Inc. and Atlantic Power Transmission, Inc., the Lenders signatory thereto and Bank of Montreal, as Administrative Agent.

10.7

Consent, dated as of November 19, 2012, among Atlantic Power Corporation, Atlantic Power Generation, Inc., Atlantic Power Transmission, Inc., the Lenders signatory thereto and Bank of Montreal, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: November 21, 2012	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.6

Amended and restated credit agreement, dated as of November 4, 2011, among Atlantic Power Corporation, Atlantic Power Generation, Inc. and Atlantic Power Transmission, Inc., the Lenders signatory thereto and Bank of Montreal, as Administrative Agent.

10.7

Consent, dated as of November 19, 2012, among Atlantic Power Corporation, Atlantic Power Generation, Inc., Atlantic Power Transmission, Inc., the Lenders signatory thereto and Bank of Montreal, as Administrative Agent.